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                                                                   EXHIBIT 23.02



                         CONSENT OF INDEPENDENT AUDITOR


I CONSENT TO THE REFERENCE TO ME UNDER THE CAPTION "EXPERTS" AND TO THE USE OF MY REPORT DATED MAY 10, 2001 AND AUGUST 8, 2000 IN THE REGISTRATION STATEMENT ON FORM SB-2 AND RELATED PROSPECTUS OF NEW ENGLAND ACQUISITIONS, INC.

/S/ WILLIAM MEYLER

MIDDLETOWN, NJ


AUGUST 30, 2001